UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________
FORM 8-K
___________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2026

___________________________

Core & Main, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40650	86-3149194
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1830 Craig Park Court
St. Louis, Missouri	63146
(Address of principal executive offices)	(Zip Code)

(314) 432-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, par value $0.01 per share	CNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On June 22, 2026, Core & Main LP, a Florida limited partnership (“Core & Main”), an indirect wholly owned subsidiary of Core & Main, Inc., commenced a proposed amendment to its existing Term Loan Credit Agreement, dated as of August 1, 2017, as amended by the Lender Joinder Agreement, dated as of July 8, 2019, the First Amendment, dated as of July 27, 2021, the Second Amendment, dated as of February 26, 2023, the Third Amendment, dated as of February 9, 2024, the Fourth Amendment, dated as of May 21, 2024, and the Fifth Amendment, dated as of December 17, 2024, by and among Core & Main, as borrower, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the other financial institutions and lenders from time to time party thereto, in order to, among other things, enter into a new $800 million senior term loan (the “New Senior Term Loan”), which is expected to mature on the seventh anniversary of the date of issuance of the New Senior Term Loan.
Core & Main intends to use the proceeds from the New Senior Term Loan, together with the proceeds from the potential incurrence of approximately $750 million aggregate principal amount of senior unsecured debt, to refinance all $1,230 million of outstanding borrowings under its existing senior term loan due 2028 and for general corporate purposes. The closing of the New Senior Term Loan is not conditioned on the incurrence of any additional senior unsecured debt and is subject to market and other conditions. There can be no assurance that Core & Main will close the New Senior Term Loan or raise the additional senior unsecured debt on the terms described herein or at all.
This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and in the U.S. Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2026	CORE & MAIN, INC.

	By:	/s/ Jackie M. Burkhardt
	Name:	Jackie M. Burkhardt
	Title:	General Counsel, Chief Compliance Officer and Secretary